UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 15, 2015

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

30-0791746

(IRS Employer Identification Number)

39 Old Ridgebury Road

Danbury, Connecticut 06180

(Address of principal US executive offices)

Tel: (514) 840-3697

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Previous independent accountant

On June 15, 2015, Tauriga Sciences, Inc. (the “Company”) notified Cowan, Gunteski & Co, P.A. (“Cowan”) that effective June 15, 2015 the Company has decided to dismiss Cowan as the Company’s independent registered public accounting firm. The decision to dismiss Cowan was made and approved by the Company’s Board of Directors.

The audit reports of Cowan on the Company’s financial statements for the fiscal years ended March 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, or accounting principles except the Cowan reports for these fiscal years ended contained a going concern uncertainty. This uncertainty expressed substantial doubt about the Company’s ability to continue as a going concern based on significant recurring operating losses.

During the two most recent fiscal years and through June 15, 2015, the Company had no disagreements with Cowan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused Cowan to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Cowan with a copy of the disclosures required by Item 304(a) contained in this Report on Form 8-K and has requested that Cowan furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Cowan agrees with the statements made by the registrant in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of Cowan’s letter dated June 18, 2015 is filed as Exhibit 16.1to this Form 8-K.

(b) New independent accountant

Effective as of June 15, 2015, the Company engaged KBL LLP (“KBL”) as its new independent registered public accounting firm. The decision to engage KBL was made and approved by the Company’s Board of Directors.

During the two most recent fiscal years and through June 15, 2015, the Company has not consulted with KBL regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

16.1*	Cowan, Gunteski & Co, P.A. letter addressed to the Securities and Exchange Commission.

*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TAURIGA SCIENCES, INC.

Date: June 19, 2015	By:	/s/ Stella M. Sung
Stella M. Sung
Chief Executive Officer